First-in-class small-molecule anti-fibrotic and anti-cancer agents January 2021

Forward-looking statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding Galecto, Inc.’s (the “Company”) strategy, future operations, future financial position, projected costs, prospects, plans, and objectives of management, are forward-looking statements. The words ‘‘anticipate,’’ ‘‘believe,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘potential,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘target,’’ ‘‘should,’’ ‘‘would,’’ and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements. Factors that could cause actual results to differ materially from such statements include, without limitation: Drug development is expensive, time consuming, uncertain and susceptible to change, interruption, delay or termination; the timing and outcome of research, development and regulatory review and feedback is uncertain; we expect to need additional funds to advance all of our programs, and you and others may not agree with the manner in which we allocate our resources; the amount of our future losses is uncertain and could cause our stock price to fluctuate or decline; topline data may not accurately reflect the complete results of a particle study or trial; results of clinical trials and other studies are subject to different interpretation and may not be predictive of future results; new data may be unexpected or unfavorable; GB0139, GB1211, GB2064 or other drug candidate may not advance in development or be approve for marketing; clinal trial and other studies may not proceed at the time or in the manner expected or at all; enrolling patients in our ongoing and intended clinical trials is competitive and challenging; the duration and severity of the ongoing coronavirus disease (COVID-19) pandemic, including but not limited to the impact on our clinical and other operations, the operations of our suppliers, others and the capital markets, which in each case remains uncertain; clinical and nonclinical data is voluminous and detailed, and regulatory agency may interpret or weigh the importance of data differently and reach different conclusions than we or others, request additional information, have additional recommendations or change their guidance or requirements; data and information related to our program may not meet regulatory requirements or otherwise be sufficient for further development at all or on our projected timeline; other risks related to developing, seeking regulatory approval of and commercializing drugs, including regulatory, manufacturing, supply and marketing issues and drug availability; our and third parties’ intellectual property rights; competition; reimbursement and pricing decisions; risk relating to relying on third parties; product liability and other litigation; and legislation and regulations. Additional factors that could cause results to differ materially from those stated or implied by our forward-looking statements are disclosed in our Securities and Exchange Commission (SEC) filings, including under the headings “Risk Factors.” In addition, the forward-looking statements included in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. 2

Investment Highlights 3

Phase 2a start Phase 2 start Phase 2a start Potentially registrational in US and EU Unique Pipeline Targeting Fibrosis and Cancer 2022 2022 2022 2022 4

Galectin-3 and LOXL2: Targeting Serious Fibrotic Diseases Through Two Different Mechanisms of Action 5 GB0139 and GB1211 (Galectin-3 inhibitors) GB2064 (LOXL2 Inhibitor) Feedback loop Galectin-3 activates macrophages and recruits and activates all key cell types in fibrosis LOXL2 drives cross-linking of collagen, forming the backbone of fibrosis

GB0139: Inhaled Galectin-3 Inhibitor for IPF 6

Approximately 100K patients in US IPF is a progressive, irreversible, ultimately fatal lung disease characterized by decline in lung function (as measured by FVC) Lung tissue scars and becomes non-functional Median survival of 2-5 years Death caused by respiratory failure Unknown cause IPF is a Large Orphan Indication with Suboptimal Solutions 7 Only two approved drugs to slow disease progression: Pirfenidone and Nintedanib Neither has been associated with improvements in overall survival Both have significant side-effects that limit compliance and usage Due to side effects, less than 50% of patients on treatment Despite dose-limiting side effects, sales of pirfenidone and nintedanib in 2019 exceeded $2.8B in the aggregate Disease Overview Limited Treatment Options

GB0139 Well tolerated in clinical trials and long-term toxicology studies to date Existing therapies marred by significant side effects leading to approximately 50% discontinuations Unique and pluripotent MoA GB0139 inhibits fibrosis by targeting macrophages, fibroblasts, and epithelial cells GB0139 reduced macrophage galectin-3 levels in lungs of IPF patients Dose-response effects on several fibrosis plasma biomarkers No other therapy in development has demonstrated similar consistent effects Inhaled therapy via generic inhaler delivers therapy directly to target tissue with low systemic exposure Competing clinical development candidates given intravenously, subcutaneously and orally Superior delivery Pluripotent MoA Well Tolerated Confirmed Target Engagement GB0139: Inhalable, Once-Daily Treatment for IPF Potential for Accelerated Approval 8

Phase 1 Trial Design 6 dose groups (0.15, 1.5, 3, 10, 20 and 50 mg) 4 active patients and 2 placebos in each group Key Phase 1 SAD Study Results Highly reproducible pharmacokinetic (PK) profile and dose-dependent exposure Mild adverse events (AE) only (cough & headache) All lab and other clinical parameters satisfactory Generic inhaler performing well GB0139: Results of Phase 1 SAD Study 9

24 patients in 3 dose groups Double-blind, placebo-controlled, multicenter Doses: 0.3, 3 and 10 mg per day 5 active patients and 3 placebos per group Four centers in the UK All patients completed 2 week dosing as planned Evaluable bronchoalveolar lavages (BALs) obtained for all 48 bronchoscopies GB0139: Phase 2a Patient Study in IPF Patients 10

GB0139: Phase 2a Result - Bioavailability & Target Engagement in IPF Patients 11 Exceptionally Consistent PK Data in IPF Patients GB0139 Reaches the Alveolar Macrophages Deep within Lung Extracellular Gal-3 Levels Alveolar Macrophages GB0139 Concentration in Alveolar Macrophages Induces Profound Reduction of Gal-3 Levels on Alveolar Macs

GB0139: Phase 2a Study Showed Consistent, Dose-Dependent Effects on Highly Relevant Fibrosis Biomarkers 12 Biomarkers associated with IPF disease severity and progression had biggest impact Biomarker effects cited by EMA as clinically relevant in IPF patients and basis for ODD BAL fluid and plasma correlation indicates GB0139 directly impacts lung function PDGF-BB PAI-1 Galectin-3 CCL18 YKL-40

Comparison: GB0139 MoA to alternative programs 13

GB0139: Phase 2b IPF Study In Progress

- Randomized, placebo controlled 52 week study
- 450 IPF patients in 3 arms
- ~100 centers
- First-patient, first-visit in Q1 2019
- Expected completion in mid 2022
- Primary outcome measure:
  - Annualised rate of FVC decline over 52 weeks
  - Study is also powered to see an effect in the patients on neither pirfenidone nor nintedanib
- Key secondary outcomes:
  - Safety, DLCO[*], 6 minute walk test, Quality of Life



Rate of FVC decline over 52w
GB0139 2 caps (10 mg) + SoC (n=150)
A
Screening + ICF
GB0139 2 caps (3 mg) + SoC (n=150)
B
GB0139 2 caps Placebo + SoC (n=150)
C
Randomization
End-of-study
Final efficacy analysis
End of follow-up
-w12
w0
w4
w8
w12
w26
w32
w40
w52
W104
Follow-up

ICF - Informed Consent Form, FVC - Forced Vital Capacity, R - Randomization, w - week, n - sample size, SoC - standard of care
"2 caps" – GB0139 5mg x 2 or TD139 1.5mg x 2, respectively GB0139 Placebo

* DLCO – Diffusing Capacity for Carbon Monoxide

Galecto 14

Ground-breaking novel treatment of IPF, an orphan disease with poorly tolerated treatments Inhaled, delivered directly to the site of active lung destruction Well tolerated in trials to date Reaches the target cell in the lung at high concentrations Causes a dose-related reduction in cell surface galectin-3 deep within patient lungs Promising biomarker trends observed in Phase 2a study - validated by EMA as clinically relevant in IPF patients and basis for ODD Phase 2b study underway – FDA and Medicines and Healthcare Products Regulatory Agency (MHRA) approved design Conditional approval possible after Phase 2b completion GB0139: Inhaled Galectin-3 Inhibitor Summary 15

GB2064: LOXL2 Inhibitor for Myelofibrosis and Other Fibrotic Diseases 16

GB2064: Oral LOXL2 Inhibitor in Myelofibrosis GB2064 (previously PAT-1251) A small-molecule inhibiting LOXL2, an enzyme that catabolizes the formation of lysine cross-linking in fibrillar collagens Potentially disease modifying Opportunity in multiple fibrotic indications Myelofibrosis: Orphan indication: 16,000 - 18,500 patients in US Current therapies (JAK inhibitors) are not disease modifying Large market - Incyte’s Jakafi achieved $1.7bn in 2019 sales 17 Overview and Treatment Opportunity LOX Family Gene Expression in Myelofibrosis Stromal Cells LOXL2 paralogue most upregulated in active myelofibrosis

GB2064: Demonstrated In Vitro Inhibition of LOXL2 GB2064 is a small-molecule inhibitor of the LOXL2 catalytic site, not an antibody approach GB2064 therefore has the potential to avoid the in vivo target low tissue penetration and target engagement encountered by Gilead’s simtuzumab GB2064’s superior efficacy to simtuzumab has been observed in cell-based assays and preclinical models 18 GB2064 fully inhibits LOXL2 activity using a variety of substrates GB2064 (Galecto)

Study to be led by Professor Srdan Verstovsek, MD Anderson Single arm open label study, allowing real time read of safety and activity Patients who are ineligible for JAK-inhibitors or who do not tolerate JAKi Biomarkers for: blood formation bone marrow general histology and fibrosis PK to show drug levels in target tissue imaging for spleen and liver volume MYLOX-1: GB2064 in Myelofibrosis 19

GB2064: Phase 2a in Myelofibrosis Summary Ample evidence for central role of LOXL2 in fibrosis GB2064 potently inhibits LOXL2 and shows antifibrotic activity in numerous models Upcoming Phase 2a could generate both target engagement and efficacy data in the same study as repeated biopsies are already standard practice Opportunity for both orphan designation and fast track following data in this indication IND approved October 2020, and Phase 2a to start in coming months Phase 1 SAD/MAD study already completed Chronic toxicology studies completed Robust efficacy in lung, liver and kidney models 20

GB1211: Oral Galectin-3 Inhibitor for Cancer and Fibrosis 21

22 Galecto’s Oral Galectin-3 Inhibitors Galectin-3 is a very attractive target for a series of currently poorly treated indications, including many cancer types and fibrosis Galecto is pioneering galectin field and has developed a series of orally active, specific and potent inhibitors of galectin-3 These bind to the carbohydrate recognition domain and inhibit the galectin-3 related effects on several key cell types The lead compound, GB1211, reduces fibrosis and cancer growth in several different animal models Well tolerated in IND-enabling studies SAD/MAD in healthy volunteers successfully completed Galecto plans to develop GB1211 for both cancer and fibrotic diseases

Galectin-3 Inhibitors Are an Exciting Novel Therapy for Cancer Galectin-3 acts as a guardian of the tumor micro-environment (TME) and a negative regulator (checkpoints) of immune cell functions In vivo galectin-3 inhibition reprograms tumor associated macrophages, increases T-cell recruitment and cytotoxic T-cell function Expression is linked to metastasis, progression and prognosis of lung cancer and other highly fatal cancers Galectin-3 causes T-cell disorientation by removing interferon-gamma gradient and T-cell anergy by binding to LAG-3 Involved in K-Ras signaling Inhibiting galectin-3 has direct anti-cancer effects particularly in adenocarcinomas and RAS mutated cancers including lung, pancreas and gastric High galectin-3 expression is linked to poor prognosis and poor response to checkpoint inhibitors in non-small cell lung cancer (NSCLC) 23 LAG-3 – lymphocyte-activation gene 3; K-Ras – protein produced by the Kirsten rat sarcoma gene; RAS – reticular activating system

Galectin-3 Creates an Immune Compromised Tumor Micro-Environment (TME) 24

Galectin-3 Predicts Poor Response to Pembrolizumab in NSCLC Tumour resistance to pembrolizumab strongly correlated with high expression of galectin-3 in NSCLC A clinical response was seen in tumours with a negative, low or intermediate galectin-3 expression We aim to use an oral galectin-3 inhibitor GB1211 to increase clinical response to Pembrolizumab in galectin-3 high From Capalbo et al., 2019, Int. J. Mol. Sci. 20. 34 patients with PD-L1-positive NSCLC stage IV received pembrolizumab (200 mg IV @ 3 wks). 25

GB1211: Oral Galectin-3 Inhibitor Cancer Program Extensive preclinical evidence for galectin-3 as a key target in many cancers GB1211 has completed clinical Phase 1 testing Demonstration of anti-cancer effect in several preclinical models Chronic toxicology studies (dog and mouse) completed with no drug related adverse events SAD/MAD in healthy volunteers successfully completed NSCLC selected as initial indication Major unmet medical need Clinical data suggest galectin-3 high NSCLC tumors are resistant to anti-PD-1 Potential for turning cold tumors hot with GB1211 in combination with checkpoint inhibitors Current status & next steps Design of phase 2 combination study in NSCLC ongoing First patient dosing planned for 2H 2021 26

GB1211: Oral Galectin-3 Inhibitor for Liver Cirrhosis 27

GB1211: Oral Galectin-3 Inhibitor for Advanced Liver Cirrhosis

Disease Overview

- Cirrhosis prevalence: ~2 million patients in US, ~3 million in EU[1]
- Severe, progressive liver fibrosis that ultimately leads to liver failure
- Caused primarily by NASH, alcoholic liver disease, viral hepatitis
- Median survival of ~2 years for decompensated cirrhosis[2]
- Limited treatment options:
  - Resolving etiology may improve decompensation e.g., alcohol abstinence, HCV/HBV antivirals
  - Liver transplantation

Galectin-3 in advanced cirrhosis

- Evidence links galectin-3 to cirrhosis progression:
  - Galectin-3 is elevated in alcoholic and non-alcoholic cirrhosis and in toxic hepatitis
  - Galectin-3 is prognostic biomarker of hepatocellular carcinoma, a know complication of liver cirrhosis
- Preclinical data suggest galectin-3 inhibition may address cirrhosis:
  - Inhibition of galectin-3 reduces development of fibrosis
  - Galectin-3 is required for TGF-beta mediated myofibroblast activation and matrix production in liver fibrosis
  - Galectin-3 inhibition reduces YKL-40, a biomarker that is elevated with progressive liver fibrosis

[1] https://www.thelancet.com/journals/langas/article/PIIS2468-1253(19)30349-8/fulltext Sepanlou, et al Lancet Gastroenterol Hepatol 2020; 5: 245–66
[2] https://www.hepatitis.va.gov/cirrhosis/background/stages.asp

Galecto

28

GB1211 Hepatic Impairment Study Single and multidose PK in Child-Pugh B/C patients, including NASH and non-NASH cirrhosis Expansion cohort with biomarkers of: Fibrosis Portal hypertension Liver function This study will illustrate both safety and drug activity on fibrosis and liver function If safe and initial signs of activity are present, we will plan placebo-controlled study 29

GB1211: Oral Galectin-3 Inhibitor for Liver Cirrhosis Extensive preclinical evidence for galectin-3 as a key driver in fibrosis in many organs Directly addressing fibrosis not targeted by current experimental therapies GB1211 has completed clinical Phase 1 testing SAD/MAD in healthy volunteers successfully completed Current status & next steps IND opened in Q1 2020 Hepatic impairment study planned for 1H 2021 Study in liver cirrhosis is currently being designed 30

Wrap-Up 31

Pipeline and Clinical Development Timeline 2021 GB0139 Galactic-1 IPF Phase 2b GB1211 Hepatic Impairment / Cirrhosis Phase 1b/2a GB2064 Myelofibrosis Phase 2a GB1211 NSCLC Phase 2a 32 Potential for conditional approval GB0139 IPF Phase 3 2022 Enrollment complete Ph 2b topline data GB0139 COVID Phase 2 COVID topline data Ph 2a topline data Ph 2a topline data Ph 2a topline data

Galecto Investment Opportunity - Well-funded with Multiple Shots on Goal 33 Publicly-traded (NASDAQ: GLTO), US-based biotech developing small-molecule fibrosis inhibitors targeting two essential proteins: Galectin-3: activator and recruiter of many cell types involved in fibrosis, guardian of tumor micro-environment LOXL2: a key enzyme involved in the formation of the extracellular matrix, linked to worse prognosis in several cancers Galecto expects to have three Phase 2 programs underway in the coming months and funded into 2024 Lead program, the inhaled GB0139, is in a randomized, controlled pivotal size Phase 2b study in IPF, a poorly treated orphan disease Potential for EU conditional approval following positive Phase 2b results, completion expected mid 2022 Prior Phase 2a results in IPF show strong target engagement, deep inside the lungs, and effects on key fibrosis plasma biomarkers, along with a safe clinical profile Two additional programs ready for launch of Phase 2a trials GB2064 in myelofibrosis: Phase 2 potentially will show both efficacy and target engagement data; possibility for orphan designation and fast track GB1211 in NSCLC in combination with checkpoint inhibitor in galectin-3 high lung tumors

Appendix 34

35 Galectin-3 rich Tumor Microenvironment Treatment with GB1211 and anti-PD1 tumor cells Skewing to M2 TAM suppressed T cell tumor cell growth tumor cell metastasis T/B cell recruitment Skewing to M1 TAM activated T cell tumor cell apoptosis Galectin-3 Inhibition Modulates the TME

Therapeutic Administration of Galectin-3 Inhibitor in Combination with Anti-PD-L1 Inhibits Lewis Lung Carcinoma Growth Vuong, L.,et al. (2019) Cancer Res 79, 1480-1492 Potential synergy 36

Galectin-3 Inhibitor Increases Immune Response

- Galectin-3 inhibitor + anti-PD-L1 increases proliferating ki-67+ CD8 cells
- Galectin-3 inhibitor increases recruitment of CD8+ T cells and tumour cytotoxic T cell function
- Galectin-3 inhibitor increases INF-γ and PD-1 both associated with increased response to checkpoint inhibitors



CD8a
cd8a/18S
0
10
20
30
*
**
untreated
Gal-3 inhibitor
anti-PD-L1
Gal-3 inhibitor + anti-PD-L1
PD1
Pdcd1/18S
10
20
30
40
*
IFNg
Ifng/beta-actin
0
20
40
60
*
*
Perforin-1
prf1/beta-actin
0
2
4
6
8
10
*
*

Vuong, L.,et al. (2019) Cancer Res 79, 1480-1492

Galecto
37

GB1211: Clean Safety Profile in Phase 1 SAD/MAD Studies Part A: SAD in HV N=40 across 5 cohorts Part B: 10-day MAD in HV N=20+ across 2-3 cohorts 38 Completed Well tolerated: Part A: <400mg in SAD studies Part B: 50mg and 100mg in MAD studies, 2x daily Potential for once-daily dosing Exposure close to predicted with dose proportional PK N=40 SAD Study PK Profiles h = hours, N = sample size

Liver Cirrhosis: High Unmet Need with No Available Treatments stage 0 healthy liver stage 1 fatty liver stage 2 Inflamed liver stage 3 cirrhotic liver stage 4 hepatocellular carcinoma + TGs + liver enzymes + Liver fat + Steatosis + Ballooning + Inflammation + Fibrosis + late stage fibrosis 20-30% US adults Fibrosis reversible Eligible for transplant No approved product Need for anti-fibrotic 39

GB1211: Blocks CCl4-Induced Liver Fibrosis Commence twice weekly CCl4 1ul/g I.P. for 8 weeks Vehicle PO OD GB1211 10mg/kg PO b.i.d. GB1211 2mg/kg PO b.i.d. 0 1 2 3 4 5 6 7 8 control GB1211 10mg/kg GB1211 2mg/kg * Collagen reduction at 10mg/kg, as measured by PSR (picosirius red staining) 40 PSR Staining

World Leading Advisors 41 Galectin Biology Hakon Leffler, MD PhD Co-founder Galecto, Professor, Microbiology, Immunology and Glycobiology, Lund University Ulf Nilsson, PhD Co-founder Galecto, Professor, Organic Chemistry, Lund University Tariq Sethi, MD PhD Co-founder Galecto, Professor Emeritus, King’s College London SAB - IPF Toby Maher, MD PhD Professor, USC, California and Imperial College, London Kevin Brown, MD Professor, National Jewish Health, Colorado Nik Hirani, MD PhD Clinical Director, Edinburgh University Tariq Sethi, MD PhD Co-founder Galecto, Professor Emeritus, King’s College London Seamas Donnelly, MD PhD Professor, Trinity College Dublin Patricia Sime, MD PhD Professor, VCU, VA SAB - Liver Fibrosis Frank Tacke, MD PhD Professor, University Hospital Aachen, Germany Derek Mann, MD Professor, Newcastle University Arun Sanyal, MD PhD Professor, Virginia Commonwealth University Jonathan Fallowfield, MD PhD Professor, Edinburgh University Neil Henderson, MD PhD Professor, Edinburgh University Yury Popov, MD PhD Assistant Professor, Harvard Medical School David Shapiro, MD Former CMO, Intercept, Inc. SAB - Myelofibrosis Srdan Verstovsek, MD Professor, MD Anderson Cancer Center, Houston Claire Harrison, MD Professor, Guy’s and St Thomas, London, UK Dr Adam Mead Professor of Haematology, University of Oxford Dr John O Mascarenhas Associate professor, Mount Sinai, NY Dr Raajit K. Rampal Hematologic Oncologist, Memorial Sloan Kettering, NY Dr Aron Gerds Assistant Professor, Cleveland Clinic, Cleveland

Experienced Management Team 42 Hans Schambye CEO Anders Pedersen COO Bertil Lindmark CMO Jon Freve CFO